Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the filing of the Annual Report on Form 10-KSB for the period ended March 31, 2005 as filed with the Securities and Exchange Commission (the "Report") by FCCC, Inc. (the "Registrant"), I, Martin Cohen, Chairman, Treasurer and Principal Financial Officer of the Registrant, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Martin Cohen
Chairman, Treasurer and Principal Financial Officer

Dated: April 28, 2005